                                                                               .
                                                                               .
                                                                               .

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                 PROSPECTUS SUPPLEMENT -- DATED APRIL 30, 2008*

RiverSource Small Company Index Fund (March 31, 2008)                                       S-6357-99 U

The Fees and Expenses section has been revised as follows:

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                CLASS A    CLASS B    CLASS R4
 Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                             5.75%(a)   None        None
 Maximum deferred sales charge (load) imposed on sales
 (as a percentage of offering price at time of purchase)          None        5%        None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:
                                                                CLASS A    CLASS B    CLASS R4
 Management fees                                                 0.35%      0.35%      0.35%
 Distribution (12b-1) fees                                       0.25%      1.00%      0.00%
 Other expenses(b)                                               0.33%      0.34%      0.43%
 Total annual fund operating expenses                            0.93%      1.69%      0.78%
 Fee waiver/expense reimbursement                                0.19%      0.19%      0.14%
 Total annual (net) fund operating expenses(c)                   0.74%      1.50%      0.64%

(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the most recent fiscal period was less than 0.01%. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.74% for Class A, 1.50% for Class B and 0.64% for Class R4.

--------------------------------------------------------------------------------
S-6357-5 A (4/08)
* Valid until next prospectus update.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                                        $646        $837        $1,043        $1,640
 Class B                                                           $653(b)     $914(b)     $1,101(b)     $1,784(c)
 Class R4                                                          $ 65        $235        $  420        $  957

(a)  Includes a 5.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class A(a)                                                        $646        $837        $1,043        $1,640
 Class B                                                           $153        $514        $  901        $1,784(b)
 Class R4                                                          $ 65        $235        $  420        $  957

(a)  Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

S-6357-5 A (4/08)